                                                                EXHIBIT 10.10.10

                    SECOND AMENDMENT TO MASONIC GROUND LEASE

     This SECOND AMENDMENT is made, and is effective, as of the ____ day of November, 1998, by and between Fitzgeralds Las Vegas, Inc. ("Lessee") and LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS OF LAS VEGAS, Clark County, Nevada (collectively "Lessor") and amends that certain Lease dated July 21, 1954, as amended (the "Masonic Lease"), by and between H. John Gluskin, as lessee, and Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Clark County, Nevada, as lessor.

                                    RECITALS

     A. WHEREAS, Lessee owns and operates a casino and hotel known as Fitzgeralds Casino/Hotel Las Vegas (the "Casino/hotel").

     B. WHEREAS, Lessee leases from Lessor a portion of the land on which the Casino/hotel is situated.

     C. WHEREAS, when Lessee purchased the hotel/casino, it assumed a loan (the "Sundance loan") made by Public Employees Retirement System ("PERS") in favor of Lessee's predecessor-in-interest to the Casino/hotel, M.B. Dalitz Revocable Trust (the "Dalitz Trust"). As part of the collateral for the Sundance loan, the Dalitz Trust was required to assign its interest in the Masonic Lease to PERS. The Lessor agreed to the assignment on the condition that the Dalitz Trust establish a $1,000,000 cash fund (the "Fund") to cure any default under the Masonic Lease and certain other ground leases (collectively the "Ground Leases"), to pay any claims with respect to the Ground Leases, and to keep all of said Ground Leases in good standing. Said Fund was to be held in trust by PERS.

     D. WHEREAS, in December 1995, Lessee paid off the Sundance loan. Pursuant to the Sundance loan documents, in the event PERS is no longer the secured lender under the Sundance loan, PERS shall appoint the First Interstate Bank ("FIB") as the trustee of the Fund on the same terms and conditions under which PERS served as trustee, and transfer the Fund to FIB.

     E. WHEREAS, FIB no longer exists and its successor by merger, Wells Fargo Bank N.A., has agreed to act as successor trustee with respect to the Fund.

     F. WHEREAS, the parties desire to amend the Masonic Lease to interpret the provisions therein related to the Fund in view of the fact that PERS is no longer the trustee.

          NOW THEREFORE, IN CONSIDERATION of the mutual promises and covenants set forth herein and in the Masonic Lease, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Article 6(a) of the 1982 Amendment to Masonic Lease is hereby amended to read as follows:

     (a) At the time of the funding of the permanent Sundance Loan by PERS, a One Million Dollar ($1,000,000.00) cash fund (the "Fund") shall be transferred to PERS by the Lessee and shall be held by PERS, or any successor trustee, and used to cure any defaults under the Kramer, Ham or Masonic Ground Leases (collectively the "Ground Leases"), to pay claims of any of the Kramer, Ham or Masonic ground lessors (collectively the "Ground Lessors") under the Ground Leases against the Lessee or any sub-lessee and to take such other action as appears necessary or advisable to cure any defaults under the Ground Leases and keep all of the Ground Leases in good standing. The Fund shall be held in trust by PERS, or any successor trustee, for the benefit of the Ground Lessors under the purposes stated herein, and said trust shall be irrevocable. Said obligation to use the Fund as permitted in this paragraph shall not arise until the Trustee has been provided written notice of the circumstances requiring such use.

2. Article 6(d) of the 1982 Amendment to Masonic Lease shall be amended to read as follows:

     In the event that PERS, or a successor trustee, makes a payment from the Fund, or in the event the principal has been reduced or depleted because of the investment of the Fund, it shall give notice to the Lessee and the Ground Lessors of such payment and the amount, payee and purpose for the claim paid, or loss of investment. In the event that PERS, or any successor trustee, shall fail to give such notice, then such notice may be given by any of the Ground Lessors. Within ten (10) days of receipt of said notice, the Fund shall be replenished by the Lessee in the amount paid out or investment lost, so that the Fund will at all times have a market value of at least One Million Dollars ($1,000,000.00). In that the Sundance Loan has been completely repaid in accordance with its terms, failure to replenish the Fund within said time period shall constitute a default under the Ground Leases. In the event of such failure to replenish, Lessee and any guarantor of the obligations of Lessee under the Masonic Lodge Ground Lease shall be personally, jointly and severally responsible and liable for Lessor to effect such replenishment and their liability in this regard shall be specifically enforceable.

Other than the modifications set forth above, all of the other terms and conditions of the Masonic Lease and any duly executed amendments thereto shall remain unchanged.

This Amendment may be executed in one or more counterparts, and shall be of full force and effect when the signed and notarized counterparts have been exchanged between the parties, including the exchange of facsimile copies. Regardless of the number of counterparts, all counterparts shall constitute a single agreement.

The undersigned hereby represent that they have the authority to execute this ADDENDUM.




LESSOR:                            LESSEE:

Vegas Lodge No. 32, Free and       Lessee Fitzgeralds Las Vegas, Inc.
Accepted Masons                    a Nevada corporation



/s/ Eugene Burchfield              By:
-----------------------------          ------------------------------
Eugene Burchfield, Trustee         Its:
Dated    November, 1998                ------------------------------
      --



/s/ David M. Wendt
-----------------------------
David M. Wendt, Trustee
Dated 23 November, 1998



/s/ Douglas M. Reimer
-----------------------------
Douglas M. Reimer, Trustee
Dated 23 November, 1998

STATE OF         )
                 )ss.
COUNTY OF        )

     On this ______ day of ____________, 1998, personally appeared before me, a Notary Public, Philip D. Griffith as President of Fitzgeralds Las Vegas, Inc., who acknowledged that he executed the above instrument.



                                   __________________________________
                                   NOTARY PUBLIC


My Commission Expires:

_____________________


STATE OF         )
                 )ss.
COUNTY OF        )


     On this 23rd day of November, 1998, personally appeared before me, a Notary Public, Eugene Burchfield, in his official capacity as the trustee of the Vegas Lodge No. 32, Free and Accepted Masons.




                                   /s/ Cynthia S. Gunther
                                   __________________________________
                                   NOTARY PUBLIC

My Commission Expires:
4/26/99
____________________

                                   [Cynthia S. Gunther Notary Seal]

STATE OF         )
                 )ss.
COUNTY OF        )


     On this 23rd day of November, 1998, personally appeared before me, a Notary Public, David M. Wendt, in his official capacity as the trustee of the Vegas Lodge No. 32, Free and Accepted Masons.


                                   /s/ Cynthia S. Gunther
                                   __________________________________
                                   NOTARY PUBLIC

My Commission Expires:
4-26-99
_____________________

                                   [Cynthia S. Gunther Notary Seal]


STATE OF         )
                 )ss.
COUNTY OF        )


     On this 23rd day of November, 1998, personally appeared before me, a Notary Public, Douglas M. Reimer, in his official capacity as the trustee of the Vegas Lodge No. 32, Free and Accepted Masons.


                                   /s/ Cynthia S. Gunther
                                   __________________________________
                                   NOTARY PUBLIC

My Commission Expires:
4-26-99
_____________________

                                   [Cynthia S. Gunther Notary Seal]

The undersigned hereby represent that they have the authority to execute this ADDENDUM.



LESSOR:                                 LESSEE:

Vegas Lodge No. 32, Free and            Lessee Fitzgeralds Las Vegas, Inc.
Accepted Masons                         a Nevada corporation



----------------------------------      By:  /s/ XXX
Eugene Burchfield, Trustee                   -----------------------------------
Dated __ November, 1998                 Its: President
                                             -----------------------------------



----------------------------------
David M. Wendt, Trustee
Dated __ November, 1998



----------------------------------
Douglas M. Reimer, Trustee
Dated __ November, 1998

STATE OF NEVADA     )
                    )ss.
COUNTY OF CLARK     )


     On this 17th day of December, 1998, personally appeared before me, a Notary Public, Philip D. Griffith as President of Fitzgeralds Las Vegas, Inc., who acknowledged that he executed the above instrument.

---------------------------------------
          Notary Public-State of Nevada
[NOTARY          COUNTY OF CLARK
 SEAL]           JUDITH A. KOEHN             /s/ Judith A. Koehn
              My Appointment Expires         ---------------------------------
                  March 18, 2000             NOTARY PUBLIC
No. XXX
---------------------------------------

My Commission Expires:
      3/18/00






STATE OF            )
                    )ss.
COUNTY OF           )


     On this      day of         , 1998, personally appeared before me, a
Notary Public, Eugene Burchfield, in his official capacity as the trustee of the Vegas Lodge No. 32, Free and Accepted Masons.



                                             ---------------------------------
                                             NOTARY PUBLIC

My Commission Expires:

---------------------------------------



                                       4